                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 26, 2007
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                                  BIONOVO, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                000-50073                               20-5526892
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        (Commission File Number)             (IRS Employer Identification No.)

      5858 HORTON STREET, SUITE 375
         EMERYVILLE, CALIFORNIA                            94608
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(Address of Principal Executive Offices)                (Zip Code)

                                 (510) 601-2000
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                (Company's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION OF DIRECTORS;
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           APPOINTMENT OF CERTAIN  OFFICERS;  COMPENSATORY ARRANGEMENTS OF
           ---------------------------------------------------------------
           CERTAIN OFFICERS.
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     The Current Report on Form 8-K filed by Bionovo, Inc. on November 29, 2007 is hereby amended and restated in its entirety to correct an error in the amount of bonus reported:

     "On November 26, 2007, Bionovo, Inc. (the "Company") paid discretionary bonuses of $100,000 each to Isaac Cohen, the Chairman and Chief Executive
Officer of the Company, and Mary Tagliaferri, the President and Chief Medical
Officer, and a Director of the Company. The discretionary bonuses were each approved by the Company's Board of Directors, based on the Compensation
Committee's review of their accomplishments and contributions during 2007."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BIONOVO, INC.

Date: November 29, 2007                By: /s/ Thomas C. Chesterman
                                           ------------------------------
                                           Name: Thomas C. Chesterman
                                           Title: Chief Financial Officer,
                                                  Senior Vice President